SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant        [  X  ]
Filed by Party other than the Registrant       [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or 240.14a-12
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14-6(e)(2)



                          INSITUFORM EAST, INCORPORATED

Payment of Filing Fee (Check the appropriate box):

[ X ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing by registration for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date Filed:

                          INSITUFORM EAST, INCORPORATED
                                3421 Pennsy Drive
                            Landover, Maryland 20785


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            FRIDAY, DECEMBER 13, 1996

To the Stockholders of Insituform East, Incorporated:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Insituform East, Incorporated, a Delaware corporation (the "Company" or the "Corporation"), for the fiscal year ended June 30, 1996 will be held at the Holiday Inn/US Air Arena, 9100 Basil Court, Landover, Maryland 20774 on Friday, December 13, 1996, at 10:00 a.m. local time, for the following purposes:

         1. To elect directors of the Corporation; and

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on October 17, 1996, as the Record Date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

         A copy of the Corporation's Annual Report for the fiscal year ended June 30, 1996, a Proxy and a Proxy Statement accompany this Notice.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RESPONSE WILL ASSURE YOUR PARTICIPATION IN THE MEETING AND REDUCE THE CORPORATION'S EXPENSE IN SOLICITING PROXIES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.



                                           By Order of the Board of Directors,


                                           /s/
                                           Robert F. Hartman
                                           Secretary


Landover, Maryland
November 4, 1996

                          INSITUFORM EAST, INCORPORATED
                                3421 Pennsy Drive
                            Landover, Maryland 20785

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 13, 1996

                                 PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Insituform East, Incorporated, a Delaware corporation (the "Company" or the "Corporation"), for use at the Annual Meeting of Stockholders to be held at the Holiday Inn/US Air Arena, 9100 Basil Court, Landover, Maryland, 20774 on Friday, December 13, 1996, at 10:00 a.m. local time, and any adjournments thereof (the "Meeting").

         The Board of Directors has fixed the close of business on October 17, 1996, as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         Stockholders are requested to complete, sign and date the accompanying Proxy and return it promptly to the Company in the enclosed envelope. Any proxy given pursuant to this solicitation may be revoked by the person executing it at any time prior to or at the Meeting.

         Shares of Common Stock and shares of Class B Common Stock represented by valid proxies received in time for the Meeting, and not revoked, will be voted as specified therein. If no instructions are given, the respective shares of common stock will be voted FOR the election as directors of the Company those nominees for director designated for election by holders of shares of Common Stock and listed under the caption "Proposal No. 1 -- Election of Directors" herein; FOR the election as directors of the Corporation those nominees for director designated for election by holders of shares of Class B Common Stock and listed under the caption "Proposal No. 1 -- Election of Directors" herein; and, if authority is given to them, at the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

         The cost of preparing, assembling, and mailing this Proxy Statement, the Proxy and the Notice of Annual Meeting will be paid by the Company. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by directors, officers or regular employees of the Company. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock or Class B Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy, and Annual Report for the fiscal year ended June 30, 1996, are first being mailed to the Company's stockholders of record on or about November 4, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, there were outstanding 4,059,266 shares of Common Stock, par value four cents ($.04) per share (the "Common Stock"), and 297,596 shares of Class B Common Stock, par value four cents ($.04) per share (the "Class B Common Stock"), which are the only classes of stock of the Corporation outstanding. A quorum shall be constituted by the presence at the Meeting of a majority of the outstanding shares of Common Stock, or 2,029,634 of such shares, and a majority of the outstanding shares of Class B Common Stock, or 148,799 of such shares.

         Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, except with respect to the election of directors and any other matter requiring the vote of Common Stock or Class B Common Stock separately as a class. The holders of Common Stock, voting as a separate class, are entitled to elect that number of directors which constitutes 25% of the authorized number of members of the Board of Directors and, if such 25% is not a whole number, then the holders of Common Stock are entitled to elect the nearest higher whole number of directors that is at least 25% of such membership. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the remaining directors. The affirmative vote of the holders of a majority of each class of common stock present in person or represented by proxy, provided a quorum of that class is present, is necessary for the election of directors by the class. For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. Where authority to vote shares is withheld, including instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following information is furnished with respect to each person or entity who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities as of the Record Date:

      Name & Address of                                           Amount & Nature of          Percent
      Beneficial Owner         Title of Class                    Beneficial Ownership        of Class
-------------------------------------------------------------------------------------------------------------------

CERBCO, Inc.                   Common Stock                            1,127,500             25.7% 1/
3421 Pennsy Drive              Class B Common Stock                      296,141             99.5% 1/
Landover, MD 20785

George Wm. Erikson 2/
CERBCO, Inc.
3421 Pennsy Drive
Landover, MD 20785

Robert W. Erikson 2/
CERBCO, Inc.
3421 Pennsy Drive
Landover, MD 20785

-------------------------------------------------------------------------------------------------------------------

1/ Through its ownership of such percentages of the outstanding shares of Common
Stock and Class B Common Stock, CERBCO, Inc. is entitled to cast 58.1% of all votes entitled to be cast on matters on which holders of shares of both classes of the Company's common stock vote together.
2/ Messrs. George Wm. Erikson and Robert W. Erikson own 42.4% and 37.3%, respectively, of the outstanding shares of Class B Common Stock of CERBCO, Inc.
On the basis of their stockholdings and management positions in CERBCO, Inc., they could act together to control either the disposition or the voting of the shares of the Company's Common Stock or Class B Common Stock held by CERBCO,
Inc. Messrs. George Wm. Erikson and Robert W. Erikson are brothers.

SECURITY OWNERSHIP OF MANAGEMENT

         The following information is furnished with respect to all directors of the Company who were the beneficial owners of any shares of the Company's Common Stock or Class B Common Stock as of the Record Date, and with respect to all directors and officers of the Company as a group:


                                                           Amount & Nature of Beneficial Ownership
    Name of Beneficial Owner        Title of Class             Owned Outright   Exercisable Options Percent of Class
-------------------------------------------------------------------------------------------------------------------

George Wm. Erikson 1/               Common Stock                   16,500              75,000             2.2%
Robert W. Erikson 1/                Common Stock                        0              75,000             1.8%
Calvin G. Franklin                  Common Stock                        0              30,000             0.7%
Webb C. Hayes, IV                   Common Stock                        0              30,000             0.7%
Paul C. Kincheloe, Jr.              Common Stock                        0              30,000             0.7%
Jack Massar                         Common Stock                        0              75,000             1.8%
Thomas J. Schaefer                  Common Stock                        0              75,000             1.8%
All directors and officers as       Common Stock                   17,000             390,000             9.1%
  a group (11 persons,              Class B Common Stock                0                   0             0.0%
  including those named above)

1/ Messrs. George Wm. Erikson and Robert W. Erikson own 42.4% and 37.3%, respectively, of the outstanding shares of Class B Common Stock of CERBCO, Inc.
On the basis of their stockholdings and management positions in CERBCO, Inc., they could act together to control either the disposition or the voting of the shares of the Company's Common Stock or Class B Common Stock held by CERBCO,
Inc. Messrs. George Wm. Erikson and Robert W. Erikson are brothers.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Board of Directors is currently comprised of seven directors. The terms of all presently serving directors expire upon the election and qualification of the directors to be elected at the Meeting. The directors elected at the Meeting will serve subject to the By-laws until the next Annual Meeting of Stockholders for the fiscal year ending June 30, 1997, and until their respective successors shall have been duly elected and qualified.

         All of the seven persons presently serving as directors are nominees to be elected at the Meeting and are listed below. It is intended that the individuals named in the enclosed form of Proxy will vote their proxies in favor of these nominees for the Company's directors, unless otherwise directed. The Board has no reason to believe that any of the nominees for the office of director will not be available for election as director. However, should any of them become unwilling or unable to be nominated, it is intended that the individuals named in the enclosed Proxy may vote for the election of such other person as the Board may recommend.

PRESENT DIRECTORS WHO ARE NOMINATED FOR RE-ELECTION

         Two of the seven nominees for election to the Company's Board of Directors identified below have been designated for election by the holders of shares of Common Stock, and only the holders of such shares may vote with respect to these nominees. The remaining five nominees have been designated for election by the holders of shares of Class B Common Stock, and only the holders of such shares may vote with respect to these nominees. Accordingly, the following list contains a designation as to those nominees to be elected by holders of shares of Common Stock and those nominees to be elected by holders of shares of Class B Common Stock:

      Name, Age, Principal Occupation,                           First Became       Class of Common Stock
    Business Experience and Directorships                         A Director        For Which Nominated
-------------------------------------------------------------------------------------------------------------------

George Wm. Erikson, Age 54 1/                                        1984           Class B Common Stock
   Chairman, member of the Chief Executive Officer Committee
and General Counsel since 1986,  Chairman of the Board of Directors from 1985 to
1986;  CERBCO,  Inc.  --  Chairman,  General  Counsel and  Director  since 1988;
CERBERONICS,  Inc.  -- Vice  Chairman  since 1988,  Chairman  from 1979 to 1988,
Secretary from 1976 to 1988, General Counsel since 1976 and Director since 1975;
Capitol Copy  Products,  Inc. -- Chairman,  General  Counsel and Director  since
1987.

Robert W. Erikson, Age 51 1/                                         1985           Class B Common Stock
   President since September 1991, Vice Chairman and member
of the Chief Executive  Officer Committee since 1986, Vice Chairman of the Board of Directors  from 1985 to 1986;  CERBCO,  Inc. -- President,  Vice Chairman and
Director since 1988;  CERBERONICS,  Inc. -- Chairman since 1988,  President from
1977 to 1988 and  Director  since  1974;  Capitol  Copy  Products,  Inc. -- Vice
Chairman and Director since 1987; Director of The Palmer National Bank from 1983 to 1996, and Director of its successor, The George Mason Bank, N.A., since 1996.

Calvin G. Franklin, Age 66                                           1994           Common Stock
   President and Chief Executive Officer of Engineering Systems
Consultants, Inc. since 1992; Commanding General of D.C.
National Guard from 1981 to 1992; Director of Columbia First
Bank from 1989 to 1995; Director of Signet Bank, N.A. from 1985 to 1989; retired Major General, U.S. Army.

Webb C. Hayes, IV, Age 48 3/                                         1994           Class B Common Stock
   Director and Executive  Vice President of George Mason  Bankshares,  Inc. and
Chairman, President and CEO of The George Mason Bank, N.A., since 1996; Chairman of the Board of Palmer National Bancorp., Inc. and The Palmer National Bank from
1985 to 1996,  President and Chief Executive Officer from 1983 to 1996; Director of CERBCO, Inc. since 1991; Director of Capitol Copy Products,  Inc. since 1992;
Director of the Federal Reserve Bank of Richmond from 1992 to 1995.

Paul C. Kincheloe, Jr., Age 55                                       1994           Class B Common Stock
   Practicing attorney and real estate investor since 1967;
Partner in the law firm of Kincheloe and  Schneiderman  since 1983;  Director of
CERBCO,  Inc. since 1991;  Director of Capitol Copy  Products,  Inc. since 1992;
Director of Herndon  Federal Saving & Loan from 1970 to 1983;  Director of First
Federal Savings & Loan of Alexandria from 1983 to 1989.

Jack Massar, Age 71 2/ 3/                                            1991           Class B Common Stock
   Independent business consultant since 1991; President of
Insituform Technologies, Inc. (formerly Insituform of North
America, Inc.) from 1984 to 1991 (retired January 1991),  Director from 1983 to 1987; President and Director of NuPipe, Inc. from
1988 to 1991; Director of Insituform Mid-America, Inc. from 1983 to 1991; Director of Wellington Leisure Products, Inc. from 1991 to 1994.

Thomas J. Schaefer, Age 58 2/ 3/                                     1981           Common Stock
   Independent private investor since 1995; President, Chief
Executive Officer and Director of Columbia First Bank, N.A. from
1988 to 1995; President and Chief Executive Officer of Signet
Bank, N.A. from 1981 to 1988 and Director of Signet Bank, N.A.
from 1978 to 1988; Director of CERBCO, Inc. from July 1990 to
November 1990.

-------------------------------------------------------------------------------------------------------------------

1/   Messrs. George Wm. Erikson and Robert W. Erikson are brothers.
2/   Member of Audit Committee.
3/   Member of Stock Option Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                             AND MEETING ATTENDANCE

         The Board of Directors has an Audit Committee and a Stock Option Committee. The names of the committees' members are indicated in the table above. The Board of Directors does not have standing nominating or compensation committees, or committees performing similar functions.

         The Audit Committee, among its functions, reviews the Corporation's financial policies and accounting systems, reviews the scope of the independent public accountants' audit, and approves the duties and compensation of the independent public accountants, both with respect to audit and any non-audit services. The Audit Committee meets with the independent public accountants outside the presence of corporate management or other employees to discuss matters of concern, receive recommendations or suggestions for change and have a free exchange of views and information.

         The Stock Option Committee administers the 1985 Employee Stock Option Plan. Generally, the Stock Option Committee has the authority to determine, subject to the provisions and conditions of this plan, to whom options are granted, the number of shares to be subject to the options and the terms and conditions thereof, including the duration of the options and the times at which they become exercisable.

         During the fiscal year ended June 30, 1996, the Board of Directors met on five occasions. The Audit Committee met on two occasions. The Stock Option Committee did not meet during the fiscal year. Each incumbent director attended more than 75% of both (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which he served.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the name, age, position(s) held and business experience of the individuals who were executive officers, but not directors, of the Company throughout fiscal year 1996. Information concerning Messrs. George Wm. Erikson and Robert W. Erikson, who were executive officers and directors, is provided under the section entitled "Present Directors Who are Nominated for Re-election."

Raymond T. Verrey, Age 50
     Vice President, Treasurer and Chief Financial Officer since 1988, Principal Accounting Officer since 1987; employed by Touche Ross & Co. from 1975 to 1987, serving as an Audit Manger from 1981 to 1987.

John F. Mulhall, Age 50
     Vice President of Sales and Marketing since 1988, Director of Sales and Marketing from 1987 to 1988; employed by Translogic Corporation, a material conveying system manufacturer, from 1972 to 1986, serving as Eastern Regional Manager from 1979 to 1987.

Gregory Laszczynski, Age 42
     Vice President of Operations since 1989, Director of Operations from 1987 to 1989; employed by FMC Corporation from 1984 to 1987, serving as a Project Engineer.

Robert F. Hartman, Age 49 Vice President of Administration and Secretary since 1991; Vice President and Controller of CERBCO, Inc. since 1988, Secretary since 1991; Vice President and Treasurer of CERBERONICS, Inc. since 1988; employed by Dynamac International, Inc. from 1985 to 1988, serving as Controller; employed by CERBERONICS, Inc. from 1979 to 1985, serving as Vice President and Treasurer from 1984 to 1985.



                             EXECUTIVE COMPENSATION

JOINT COMPENSATION REPORT BY:
THE BOARD OF DIRECTORS AND THE STOCK OPTION COMMITTEE

GENERAL

         Pursuant to the Company's By-laws, the Chief Executive Officer Committee (the "CEOC") -- consisting of the Chairman, the Vice Chairman, the President, and such other officers of the Corporation as may from time to time be determined by the Board -- performs the functions of the Chief Executive Officer of the Company. Since August 30, 1991, the CEOC has consisted of George Wm. Erikson, Chairman, and Robert W. Erikson, Vice Chairman and President.

         The Company does not have a compensation committee. The CEOC, with the annual review and oversight of the Board, determines the compensation for all officers of the Company except the members of the CEOC. The Board as a whole, considers compensation arrangements proposed by and for members of the CEOC, and, pursuant to the By-laws, is the ultimate determiner of compensation arrangements for members of the CEOC. When considering CEOC compensation arrangements, Board review may be conducted with or without the presence (or participation) of the CEOC members who are also members of the Board as the Board deems appropriate under the circumstances. Resolutions of the Board altering CEOC compensation arrangements, in any material way, are voted upon by the Board with such CEOC members abstaining. A second vote is then taken with all directors participating.

PHILOSOPHY

         The executive compensation philosophy of the Company (which is intended to apply to all of the executive officers of the Company, including the CEOC members) is aimed at: (i) attracting and retaining qualified management to implement the Company's business plan; (ii) establishing a direct link between management compensation and the achievement of the Company's annual and long-term performance goals; and (iii) recognizing and rewarding individual initiative and achievement. The Board and CEOC believe that management compensation should be set at levels that are competitive with compensation arrangements provided by other companies with which the Company competes for executive talent, and by other companies of similar size, business or location. It is also the view of the Board and the CEOC members that the compensation of management should have a significant component which is contingent upon the Company's level of performance thereby encouraging executive officers to enhance the profitability of the Company and thus increase shareholders' value by aligning closely the financial interests of the Company's executive officers and those of its shareholders. The Board reviews on an annual basis the compensation arrangements of the Company's executive officers to ensure that such arrangements are consistent with this executive compensation philosophy.

COMPONENTS OF COMPENSATION

         The compensation program for the Company's officers, including members of the CEOC, consists of: (a) base salary; (b) incentive cash bonuses; and (c) compensation pursuant to plans.

         Commencing in 1994, a publicly held corporation may not, subject to limited exceptions, deduct for federal income tax purposes certain compensation paid to certain executives in excess of $1 million in any taxable year (the "Deduction Limitation"). While the Company's compensation programs generally are not intended to qualify for any of the exceptions to the applicability of the Deduction Limitation, it is not expected that compensation to executives of the Company will exceed the Deduction Limitation in the foreseeable future.

         (a) Base Salary. Typically, the base salary level for each executive officer (including members of the CEOC) is considered annually in September and yearly adjustments, if any, are made effective on or about October 1st of each year. The timing of such yearly reviews permits consideration of information which is developed each year for the Company's annual report, including audited financial statements for the fiscal year then ended June 30th. The CEOC is empowered to adjust the annual base salary level of executive officers (other than members of the CEOC) at other times during the year should it deem any such adjustments appropriate, with such adjustments included in the annual officer compensation review and approvals conducted by the Board each September.

         The annual September review of base salary levels is subjective. No specific factors, targets or criteria, such as the market value of the Company's stock, are employed in any formula or other quantitative prescription to determine base compensation. However, consistent with the Company's compensation philosophy, consideration is given to individual initiative, individual achievement and the Company's performance, as well as information on salaries and other remuneration at other companies of similar size, business or location.

         Applying the Company's compensation philosophy during the annual review in September 1995, it was the judgment of the CEOC and the Board that the base salary of each executive officer (including members of the CEOC) should be increased by 5% effective October 1, 1995.

         (b) Incentive Cash Bonuses. In addition to base compensation, the Board annually considers, at its sole discretion, the award of an annual return-on-equity ("ROE") incentive cash bonus for each of the officers of the Company (including members of the CEOC). The incentive bonus amount, if approved by the Board at the annual September review following the fiscal year in which the ROE bonus is earned, is calculated by multiplying the Company's annual ROE percentage (net earnings divided by weighted average equity less current earnings) times the base compensation paid to the officers over the fiscal year. The maximum annual individual incentive bonus eligible to any officer is limited to an upper cap of 30% of the officer's base compensation. The underlying concept of the ROE bonus is to have officer incentive compensation rise and fall in direct parallel with the Company's overall profitability results obtained by the officers on behalf of the shareholders.

         For the fiscal year ended June 30, 1996, the individual ROE bonus rate was 11.1%, and bonuses were awarded to each of the officers at this rate.

         (c) Compensation Pursuant to Plans. Officers of the Company (including members of the CEOC), are eligible to participate in the Employee Advantage Plan (profit sharing plan) and, until February 1996, were eligible to participate in the 1985 Employee Stock Option Plan (the "Employee Stock Option Plan"). Participation in, and benefits acquired under, the Employee Advantage Plan are on a nondiscretionary formula basis applicable to all employees. Stock option awards under the Employee Stock Option Plan to any employee, including any officer, were discretionary and determined by the Company's Stock Option Committee, which in fiscal year 1996 consisted of Messrs. Schaefer, Massar and Hayes. The Stock Option Committee considered the following factors, articulated in the Stock Option Plan which were consistent with the Company's compensation philosophy: (i) the duties and responsibilities of eligible employees; (ii) their past and prospective contributions to the success of the Company, and
(iii) the extent to which they are performing, and will continue to perform, outstanding service for the benefit of the Company.

         No options available under the Employee Stock Option Plan were granted to any officers of the Company during fiscal year 1996.

COMPENSATION OF MEMBERS OF THE CEOC

         On September 8, 1995, the Board approved a 5% increase in base annual salary from $194,450 to $204,173, effective October 1, 1995, for each current member of the CEOC, namely, George Wm. Erikson and Robert W. Erikson. Approval came after a review of total compensation conducted without members of the CEOC present. The decision made by the Board to increase the base annual salary of the CEOC members by 5% was subjective, taking into account the philosophical aim of setting executive compensation, and was not based upon any particular performance criteria. A resolution of the Board to increase the base annual salary was voted upon twice by the Board, without and with CEOC members voting. Due to the positive earnings results of Insituform East for fiscal year 1996, an incentive cash bonus of 11.1%, based upon the ROE formula previously discussed, in the amount of $22,393 was earned by both George Wm. Erikson and Robert W. Erikson, and approved by the Board on September 13, 1996. No stock options were granted to either George Wm. Erikson or Robert W. Erikson pursuant to the Employee Stock Option Plan during fiscal year 1996.

         In approving the compensation of the CEOC members, the Board took into account that while George Wm. Erikson and Robert W. Erikson devote the predominate portion of their time and effort to the Company they also devote a portion of their time and effort to the parent company, CERBCO, Inc., and to its majority-owned subsidiary, Capitol Copy Products, Inc. The Board believes the base salary levels set for George Wm. Erikson and Robert W. Erikson are commensurate with the time and effort devoted to the activities of, and their duties and responsibilities with, the Company.

The Board of Directors                         The Stock Option Committee

George Wm. Erikson                             Webb C. Hayes, IV
Robert W. Erikson                              Jack Massar
Calvin G. Franklin                             Thomas J. Schaefer
Webb C. Hayes, IV
Paul C. Kincheloe, Jr.
Jack Massar
Thomas J. Schaefer

SUMMARY COMPENSATION

         The following table sets forth information concerning the compensation paid by the Company to each of the named executive officers for the fiscal years ended June 30, 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE
                                                                          Long-Term Compensation
                                        Annual Compensation                   Awards        Payouts
Name                                             Other        Total   Restricted
and                                             Annual       Annual      Stock    Options/   LTIP     All Other
Principal          Fiscal   Salary    Bonus  Compensation Compensation  Awards      SARs    Payouts Compensation
Position            Year      ($)      ($)      ($) 2/         ($)        ($)        (#)      ($)      ($) 3/
-------------------------------------------------------------------------------------------------------------------

George Wm. Erikson  1996    $201,555 $22,393     $0          $223,948    $0       15,000     $0        $11,264
Chairman & General  1995     196,555  31,457      0           228,012     0       15,000      0         12,033
Counsel 1/          1994     188,559   2,086      0           190,645     0       15,000      0         19,683

Robert W. Erikson   1996    $201,555 $22,393     $0          $223,948    $0       15,000     $0         $9,014
President 1/        1995     196,555  31,457      0           228,012     0       15,000      0         10,118
                    1994     188,559   2,086      0           190,645     0       15,000      0         18,322

John F. Mulhall     1996    $118,023 $13,112     $0          $131,135    $0            0     $0         $8,639
Vice President of   1995     114,993  18,404      0           133,397     0            0      0          7,926
Sales & Marketing   1994     110,322   1,221      0           111,543     0            0      0          9,521

Gregory Laszczynski 1996    $124,335 $13,814     $0          $138,149    $0            0     $0        $10,531
Vice President of   1995     109,756  17,564      0           127,320     0            0      0          8,308
Operations          1994     105,297   1,165      0           106,462     0            0      0          9,649

Raymond T. Verrey   1996     $96,568 $10,729     $0          $107,297    $0            0     $0         $7,564
Vice President &    1995      94,076  15,056      0           109,132     0            0      0          6,859
Chief Financial     1994      90,254     998      0            91,252     0            0      0          7,837
Officer

Robert F. Hartman   1996     $85,891  $9,542     $0           $95,433    $0            0     $0         $6,665
Vice President of   1995      83,664  13,390      0            97,054     0            0      0          5,754
Administration &    1994      80,254     888      0            81,142     0            0      0          6,632
Secretary
-------------------------------------------------------------------------------------------------------------------

1/ The Company's Chief Executive Officer Committee, consisting of the Chairman and the President, exercises the duties and responsibilities of the Chief
Executive  Officer  of the  Company.
2/ None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.
3/ Contributions to the Insituform East, Incorporated Employee Advantage Plan, as described on page 9.


COMPENSATION PURSUANT TO PLANS

Insituform East, Incorporated Employee Advantage Plan

         The Company maintains a noncontributory profit sharing (retirement) plan, the Insituform East, Incorporated Employee Advantage Plan (the "IEI Advantage Plan"), in which all employees not covered by a collective bargaining agreement and employed with the Company for at least one year are eligible to participate. No employee is covered by a collective bargaining agreement. The IEI Advantage Plan is administered by the Company's Board of Directors which determines, at its discretion, the amount of the Company's annual contribution. The Insituform East Board of Directors can authorize a contribution, on behalf of the Company, of up to 15% of the compensation paid to participating employees during the year. The plan is integrated with Social Security. Each participating employee is allocated a portion of the Company's contribution based on the amount of that employee's compensation plus compensation above FICA limits relative to the total compensation paid to all participating employees plus total compensation paid above FICA limits. Discretionary amounts allocated under the IEI Advantage Plan begin to vest after three years of service (at which time 20% vests) and are fully vested after seven years of service.

  Names and Capacities in Which                                         Contributions for     Vested Percent
  Cash Contributions Were Made                                         Fiscal Year 1996 1/    as of 10/17/96
  ----------------------------                                         -------------------    --------------

  George Wm. Erikson, Chairman                                                $9,014                  100%
  Robert W. Erikson, President                                                 9,014                  100%
  John F. Mulhall, Vice President of Sales & Marketing                         7,989                  100%
  Gregory Laszczynski, Vice President of Operations                            8,403                  100%
  Raymond T. Verrey, Vice President & Chief Financial Officer                  6,117                  100%
  Robert F. Hartman, Vice President of Administration & Secretary              5,177                   60%

  All Executive officers as a group (6 persons)                              $45,714                   N/A
-------------------------------------------------------------------------------------------------------------------

  1/ Total contributions to employees of $211,541 include Insituform East's contribution of $198,844 and reallocated amounts totaling $12,697 forfeited by former participants who terminated employment with Insituform East during the fiscal year 1996.

         The IEI Advantage Plan includes a salary reduction profit sharing feature under Section 401(k) of the Internal Revenue Code. Each participant may elect to defer a portion of his compensation by any whole percentage from 2% to 16% subject to certain limitations. During the fiscal year ended June 30, 1996, the Company contributed an employer matching contribution equal to 25% of the participant's deferred compensation up to a maximum of 1.5% of the participant's total paid compensation for the fiscal year. Participants are 100% vested at all times in their deferral and employer matching accounts.

  Names and Capacities in Which                                         Contributions for     Vested Percent
  Cash Contributions Were Made                                          Fiscal Year 1996      as of 10/17/96

  George Wm. Erikson, Chairman                                                $2,250                  100%
  Robert W. Erikson, President                                                     0                  100%
  John F. Mulhall, Vice President of Sales & Marketing                           650                  100%
  Gregory Laszczynski, Vice President of Operations                            2,128                  100%
  Raymond T. Verrey, Vice President & Chief Financial Officer                  1,447                  100%
  Robert F. Hartman, Vice President of Administration & Secretary              1,488                  100%

  All Executive officers as a group (6 persons)                               $7,963                   N/A
-------------------------------------------------------------------------------------------------------------------

1985 Employee Stock Option Plan

         The Company adopted, with stockholder approval at the 1985 Annual Meeting of Stockholders, the Insituform East, Incorporated 1985 Employee Stock Option Plan. This plan automatically terminated on February 17, 1996. The purpose of the plan was to advance the growth and development of the Company by affording an opportunity to employees of the Company to purchase shares of the Company's Common Stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. Any employee of the Company who was employed on a full-time basis was eligible for participation. The plan was administered by the Stock Option Committee consisting of Messrs. Thomas J. Schaefer, Jack Massar and Webb C. Hayes, IV.

         During fiscal year 1996, no options were granted to executive officers of the Company. All options granted under this plan in past years had expired prior to June 30, 1996.

1994 Board of Directors Stock Option Plan

         The  Company  adopted,  with  stockholder  approval  at the 1994 Annual
Meeting of Stockholders, the Insituform East, Incorporated 1994 Board of Directors Stock Option Plan. The purpose of the plan is to promote the growth and general prosperity of the Company by permitting the Company, through the granting of options to purchase shares of its Common Stock, to attract and retain the best available persons as members of the Company's Board of Directors with an additional incentive for such persons to contribute to the success of the Company. The Plan is administered and options are granted by the Board of Directors. Under the terms of this plan, up to 525,000 shares of Common Stock have been reserved for the Directors of the Company.

         Each grant of options under the plan will entitle each director to whom such options are granted the right to purchase 15,000 shares of the Company's Common Stock at a designated option price, anytime and from time to time, within five years from the date of grant. Options are granted under the 1994 Board of Directors Stock Option Plan each year for five years to each member of the Board of Directors serving as such on the date of grant; i.e., for each director serving for five years, a total of five options covering in the aggregate 75,000 shares of Common Stock (subject to adjustments upon changes in the capital structure of the Company), over a five year period.

         On December 8, 1995, options on a total of 105,000 shares of Common Stock were granted to directors of the Company (options on 15,000 shares to each of seven directors) at a per share price of $4.2188. No options available under this plan were exercised by directors of the Company during fiscal year 1996.

1989 Board of Directors Stock Option Plan

         The  Company  adopted,  with  stockholder  approval  at the 1989 Annual
Meeting of Stockholders, the Insituform East, Incorporated 1989 Board of Directors Stock Option Plan. The purpose of the plan is to promote the growth and general prosperity of the Company by permitting the Company, through the granting of options to purchase shares of its Common Stock, to attract and retain the best available persons as members of the Company's Board of Directors with an additional incentive for such persons to contribute to the success of the Company. The Plan is administered by the Board of Directors. Options were first granted to directors on December 1, 1989 and at each of the four succeeding Board of Directors meetings following the Annual Meetings of Stockholders in 1990, 1991, 1992 and 1993. No further options are anticipated to be granted under this plan.

         Each grant of options under the plan entitles each director to whom such options were granted the right to purchase 15,000 shares of the Company's Common Stock at a designated option price, anytime and from time to time, within five years from the date of grant. Options previously granted, which have not already been exercised or expired, will remain in effect until exercise or expiration, whichever comes first. The Plan will terminate in 1999, unless terminated sooner by the Board of Directors. Under terms of this plan, 180,000 shares of Common Stock remain reserved for the directors of the Company.

         No options available under this plan were granted to or exercised by directors of the Company during fiscal year 1996.

OPTIONS/SAR GRANTS

         No option or Stock Appreciation Right grants were made to any of the named executive officers during fiscal year 1996 under the 1985 Employee Stock Option Plan or the 1989 Board of Directors' Stock Option Plan. The following table sets forth information concerning options granted to each of the named executive officers, who are also directors, during fiscal year 1996 under the 1994 Board of Directors' Stock Option Plan:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                                                      Potential Realized Value at
                                                                                     Assumed Annual Rates of Stock
                                        Individual Grants                         Price Appreciation for Option Term
                                            % of Total
                                           Options/SARs
                                            Granted to    Exercised or
                         Options/SARs        Employees     Base Price      Expiration
  Name                    Granted (#)     in Fiscal Year    ($/Share)         Date          5% ($)       10% ($)
-------------------------------------------------------------------------------------------------------------------

  George Wm. Erikson         15,000 1/          14%           $4.2188        12/8/00        $17,484      $38,634

  Robert W. Erikson          15,000 1/          14%           $4.2188        12/8/00        $17,484      $38,634
-------------------------------------------------------------------------------------------------------------------

  1/ Option grants under the 1994 Board of Directors Stock Option Plans, as described on page 10.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE

         All option or Stock Appreciation Right grants made under the 1985 Employee Stock Option Plan had expired prior to fiscal year 1996. No option or Stock Appreciation Right grants made under the 1989 and 1994 Board of Directors Stock Option Plans to any of the named executive officers were exercised during fiscal year 1996. The following table sets forth information concerning option or Stock Appreciation right grants held by each of the named executive officers, who are also directors, as of June 30, 1996.

                AGGREGATED OPTION/SAR GRANTS IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES

                                                           Number of Unexercised         Value of Unexercised
                                                              Options/SARs at          In the Money Options/SARs
                                                            Fiscal Year-End (#)          at Fiscal Year-End ($)
                                                       --------------------------------------------------------
                        Shares Acquired        Value
  Name                  on Exercise (#)    Realized ($)  Exercisable   Unexercisable    Exercisable Unexercisable
-------------------------------------------------------------------------------------------------------------------

  George Wm. Erikson          0                  $0         75,000 1/       0             $17,813       $0

  Robert W. Erikson           0                  $0         75,000 1/       0             $17,813       $0
-------------------------------------------------------------------------------------------------------------------

  1/ Options  exercisable  under the IEI 1989 and 1994 Board of Directors  Stock
Option Plans, as described on page 10.

REPRICING OF OPTIONS/SARs

         The Company has not adjusted or amended the exercise price of stock options or SARs previously awarded to any of the named executive officers during fiscal year 1996.

LONG-TERM INCENTIVE PLAN AWARDS

         The Company does not have any long-term incentive plans.

DEFINED BENEFIT OR ACTUARIAL PLANS

         The Company does not have any defined benefit or actuarial plans.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         There are no employment contracts between the Company and any named executive officer. There are no arrangements between the Company and any named executive officer, or payments made to an executive officer, that resulted, or will result, from the resignation, retirement or other termination of employment with the Company, in an amount that exceeded $100,000.

COMPENSATION OF DIRECTORS

         Non-officer directors of the Company are paid an annual fee of $5,000 plus $1,000 for each meeting of the Board of Directors, and each committee meeting, attended in person. Meetings attended by telephone are compensated at the rate of $200. Directors who are salaried employees receive no remuneration for their service as directors but are eligible with all other directors to participate in the 1989 and 1994 Board of Directors' Stock Option Plans, as described under the section entitled "Compensation Pursuant to Plans." All directors of the Company are reimbursed for Company travel-related expenses.

         Mr. Jack Massar, a director of the Company since 1991, has a consulting agreement with the Company. Mr. Massar received $48,600 from the Company for services rendered pursuant to this agreement during fiscal year 1996. Mr. Massar is also reimbursed for travel-related expenses in connection with this agreement.

CERTAIN BUSINESS RELATIONSHIPS

         Mr. Thomas J. Schaefer, a director of the Company since 1981, was President, Chief Executive Officer and a director of Columbia First Bank, N.A. The Company maintained a commercial banking relationship with Columbia First Bank including a $3,000,000 revolving line of credit during fiscal 1996 until Columbia First Bank was acquired by First Union National Bank on November 3, 1995. Management of the Company believes that Columbia First Bank's fees for commercial banking services were competitive with fees charged by other area banks.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Company's Board of Directors does not have a Compensation Committee; the Board of Directors serves in that capacity. Messrs. George Wm. Erikson and Robert W. Erikson, both members of the Board of Directors and executive officers of the Company, holding the offices of Chairman & General Counsel and President, respectively, participate in and during fiscal year 1996 participated in deliberations of the Board of Directors concerning executive officer compensation.

         Messrs. George Wm. Erikson and Robert W. Erikson are both members of the Board of Directors and executive officers of CERBCO, Inc. In their capacity as directors of CERBCO, Inc., they participate in and during fiscal year 1996 participated in deliberations of the CERBCO, Inc. Board of Directors concerning executive officer compensation for CERBCO, Inc.

         Mr. Robert W. Erikson served during fiscal year 1996 as a member of the Compensation Committee of the Board of Directors of The Palmer National Bank. Mr. Webb C. Hayes, IV, a director of the Company and a director of CERBCO, Inc. who participates in, and during fiscal year 1996 participated in, deliberations of the Company's Board of Directors and the CERBCO, Inc. Board of Directors concerning executive officer compensation for the Company and CERBCO, Inc., respectively, was Chairman of the Board, President and an executive officer of Palmer National Bancorp, Inc. and The Palmer National Bank. Palmer National Bancorp, Inc. was acquired by George Mason Bankshares, Inc. in May 1996. The Palmer National Bank was subsequently renamed George Mason Bank, N.A. Since May 1996, Mr. Erikson no longer participates in compensation matters affecting Mr. Hayes.

PERFORMANCE GRAPH

         The following graph compares the total stockholder return on the Company's Common Stock to the Total Return Index for the NASDAQ Stock Market (U.S. companies) and to a Peer Group Index based on NASDAQ Stocks SIC Code 162, "Heavy Construction, Except Highway," for the last five fiscal years.

Date           Company            Market       Market                  Peer        Peer
                 Index            Index         Count                 Index        Count
06/28/91       100.000           100.000         3893               100.000           13
07/31/91       118.750           105.920         3891                97.563           13
08/30/91       114.063           111.187         3904                99.215           13
09/30/91       171.875           111.595         3908               105.245           13
10/31/91       140.625           115.284         3920               107.330           12
11/29/91       134.375           111.414         3932               110.063           12
12/31/91       140.625           125.025         3940               117.989           11
01/31/92       143.750           132.336         3953               126.831           11
02/28/92       140.625           135.334         3957               130.402           11
03/31/92       106.250           128.947         3969               127.021           12
04/30/92        93.750           123.417         3968               126.443           12
05/29/92       100.000           125.019         3956               131.188           12
06/30/92        91.875           120.132         3936               131.512           12
07/31/92        95.043           124.388         3900               123.545           12
08/31/92       126.724           120.585         3881               124.501           11
09/30/92       114.052           125.067         3879               123.216           11
10/30/92       101.379           129.994         3891               131.350           11
11/30/92       136.228           140.337         3907               159.838           11
12/31/92       126.724           145.503         3931               167.827           10
01/29/93       123.556           149.644         3919               159.698           10
02/26/93       101.379           144.062         3950               158.183           11
03/31/93        91.875           148.232         3974               140.425           11
04/30/93        85.539           141.905         4008               141.058           11
05/28/93        79.203           150.382         4036               131.505           11
06/30/93        74.254           151.077         4072               125.860           11
07/30/93        61.340           151.256         4104               122.931           12
08/31/93        59.726           159.074         4139               130.304           12
09/30/93        56.498           163.811         4174               128.483           12
10/29/93        66.183           167.493         4222               138.457           12
11/30/93        71.026           162.497         4305               131.069           12
12/31/93        61.340           167.027         4377               118.665           12
01/31/94        64.569           172.097         4401               127.271           12
02/28/94        71.026           170.488         4440               134.029           12
03/31/94        77.483           160.002         4492               133.088           12
04/29/94        74.254           157.926         4521               131.854           12
05/31/94        67.797           158.312         4563               131.344           12
06/30/94        65.860           152.522         4576               126.762           12
07/29/94        65.860           155.650         4594               122.863           12
08/31/94        65.860           165.573         4612               127.012           13
09/30/94        69.153           165.150         4615               127.093           13
10/31/94        62.567           168.396         4637               130.703           13
11/30/94        75.739           162.810         4653               122.421           13
12/30/94        65.860           163.267         4658               127.170           13
01/31/95        72.446           164.183         4648               136.493           13
02/28/95        85.618           172.865         4650               140.271           13
03/31/95        79.032           177.987         4644               134.138           13
04/28/95        92.204           183.591         4655               137.823           12
05/31/95       111.963           188.329         4653               145.663           12
06/30/95       116.883           203.589         4670               146.083           12
07/31/95       116.883           218.551         4689               144.651           12
08/31/95       123.562           222.974         4712               157.336           12
09/29/95       136.920           228.103         4708               155.009           12
10/31/95       126.901           226.800         4745               148.821           12
11/30/95       110.204           232.119         4777               143.771           12
12/29/95       113.543           230.876         4817               152.602           12
01/31/96       110.204           232.006         4807               142.223           12
02/29/96       100.185           240.850         4837               145.768           12
03/29/96       100.185           241.646         4876               159.783           12
04/30/96       100.185           261.688         4920               197.061           12
05/31/96       103.525           273.746         4976               235.533           12
06/28/96        84.972           261.403         5029               210.093           12



                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche was engaged to audit the financial statements of the Company for the fiscal year ended June 30, 1996. A representative of Deloitte & Touche will be at the Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative will also be available to respond to appropriate questions from any stockholders present at the Meeting.

         The Audit Committee of the Board of Directors has not yet recommended, and the Board has not yet approved, the appointment of independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 1997. It is anticipated that the Audit Committee will make its recommendation to the Board and that the appointment of independent public accountants will be made by the Board prior to June 30, 1997.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which are likely to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the individuals named in the enclosed form of Proxy to vote the proxy in accordance with their judgment on such matters.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         Financial statements of the Company are contained in the Company's Annual Report for the fiscal year ended June 30, 1996, a copy of which is enclosed herewith.

                  DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS
           FOR INCLUSION IN THE BOARD'S PROXY STATEMENT IN CONNECTION
                    WITH THE FISCAL YEAR 1997 ANNUAL MEETING

         A proposal submitted by a stockholder for action at the Company's Annual Meeting of Stockholders for the fiscal year ending June 30, 1997 must be received no later than June 30, 1997, in order to be included in the Company's Proxy Statement for that meeting. It is suggested that proponents submit their proposals by certified mail-return receipt requested.

         A proponent of a proposal must be a record or beneficial owner entitled to vote at the next Annual Meeting on the proposal and must continue to be entitled to vote through the date on which the meeting is held.

                                          By Order of the Board of Directors,



                                          /s/
                                          Robert F. Hartman
                                          Secretary

  Landover, Maryland
  November 4, 1996

APPENDIX A

TEXT OF COMMON STOCK PROXY CARD:

                         INSITUFORM EAST, INCORPORATED
                                3421 Pennsy Drive
                            Landover, Maryland 20785
                                 (301) 386-4100

               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 13, 1996
                              PROXY - COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints G.Wm. Erikson and R.W. Erikson, and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of INSITUFORM EAST, INCORPORATED held of record by the undersigned on October 17, 1996, at the Annual Meeting of Stockholders to be held on December 13, 1996 or any adjournments thereof.

                  (Continued and to be signed on reverse side.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

X             Please mark your
              votes as in this
              example.

          FOR, all nominees         WITHHOLD
                                authority to vote    Nominees:  C.G. Franklin
                                for all nominees                T.J. Schaefer


1.   Proposal -
     Election of    [     ]          [      ]
     Directors.

(INSTRUCTION: To vote against one or more individual nominees, write the nominee's name(s) on the line provided below.)

2. In their own discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE                     SIGNATURE (IF HELD JOINTLY)  Dated:         , 1996

NOTE: Signature(s) should be exactly as name(s) appearing on your certificate. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee, guardian or corporate officer, etc., please give your full title as such.


TEXT OF CLASS B COMMON STOCK PROXY CARD:

                         INSITUFORM EAST, INCORPORATED
                                3421 Pennsy Drive
                            Landover, Maryland 20785
                                 (301) 386-4100

               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 13, 1996
                          PROXY - CLASS B COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints G.Wm. Erikson and R.W. Erikson, and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Class B Common Stock of INSITUFORM EAST, INCORPORATED held of record by the undersigned on October 17, 1996, at the Annual Meeting of Stockholders to be held on December 13, 1996 or any adjournments thereof.

                  (Continued and to be signed on reverse side.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

X             Please mark your
              votes as in this
              example.

          FOR, all nominees         WITHHOLD      Nominees: G.Wm. Erikson
                                authority to vote           R.W. Erikson
                                for all nominees            W.C. Hayes, IV
                                                            P.C. Kincheloe, Jr.
                                                            J. Massar

1.   Proposal -
     Election of    [     ]           [      ]
     Directors.

(INSTRUCTION: To vote against one or more individual nominees, write the nominee's name(s) on the line provided below.)

2. In their own discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE                   SIGNATURE (IF HELD JOINTLY)     Dated:        , 1996

NOTE: Signature(s) should be exactly as name(s) appearing on your certificate. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee, guardian or corporate officer, etc., please give your full title as such.